Exhibit 99.5

April 25, 2023

Nature Wood Group Limited

Avenida da Amizade n.o1287

Chong Fok Centro Comercial

13 E Macau S.A.R

Dear Sirs:

Pursuant to Rule 438 under the Securities Act of 1933, as amended, I hereby consent to the references to my name in the Registration Statement on Form F-1 (the “Registration Statement”) of Nature Wood Group Limited (the “Company”) and any amendments thereto, which indicate that I have accepted the nomination to become a director of the Company. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company.

Sincerely yours,

/s/ Kin Shing Charles Lau

Name:	Kin Shing Charles Lau

April 25, 2023

Nature Wood Group Limited

Avenida da Amizade n.o1287

Chong Fok Centro Comercial

13 E Macau S.A.R

Dear Sirs:

Pursuant to Rule 438 under the Securities Act of 1933, as amended, I hereby consent to the references to my name in the Registration Statement on Form F-1 (the “Registration Statement”) of Nature Wood Group Limited (the “Company”) and any amendments thereto, which indicate that I have accepted the nomination to become a director of the Company. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company.

Sincerely yours,

/s/ Heung Ming Henry Wong

Name:	Heung Ming Henry Wong

April 25, 2023

Nature Wood Group Limited

Avenida da Amizade n.o1287

Chong Fok Centro Comercial

13 E Macau S.A.R

Dear Sirs:

Pursuant to Rule 438 under the Securities Act of 1933, as amended, I hereby consent to the references to my name in the Registration Statement on Form F-1 (the “Registration Statement”) of Nature Wood Group Limited (the “Company”) and any amendments thereto, which indicate that I have accepted the nomination to become a director of the Company. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company.

Sincerely yours,

/s/ Mu Xu

Name:	Mu Xu